LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN DISCIPLINED EQUITY FUND

July 1, 1999

Dear Shareholder,

Over the past year, the U.S. equity market continued to surge ahead, though the period was marked by extreme volatility. During this period, the J.P. Morgan Disciplined Equity Fund posted a 22.86% return, besting the 21.03% return of the S&P 500 and the 11.51% return of the Lipper Growth & Income Fund Average.

The fund's net asset value increased to $18.22 at May 31, 1999, from $14.95 at May 31, 1998. During the year, the fund made distributions of approximately $0.09 per share from ordinary income and approximately $0.04 per share from long-term capital gains. On May 31, 1999, the net assets of the fund were approximately $121 million, while the assets of The Disciplined Equity Portfolio, in which the fund invests, amounted to approximately $1.1 billion.

This report includes a discussion with Timothy J. Devlin, the portfolio manager primarily responsible for The Disciplined Equity Portfolio. In this interview, Tim talks about the events of the previous year that had the greatest effect on the portfolio and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ......... 6

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8

PORTFOLIO MANAGER Q&A ............. 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on January 3, 1997, would have grown to $17,824 on May 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
JANUARY 3, 1997 -- MAY 31, 1999

[GRAPH]

J.P. Morgan Disciplined Equity Fund                                $17,824
S&P 500 Index**                                                    $17,184
Lipper Growth and Income Fund Average                              $14,955

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS THAT RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     ------------------
                                                    THREE        SIX          ONE     SINCE
AS OF MAY 31, 1999                                  MONTHS       MONTHS       YEAR    INCEPTION*
-------------------------------------------------------------------------     ------------------
J.P. Morgan Disciplined Equity Fund*                 7.68%       13.72%       22.86%   28.11%
S&P 500 Index**                                      5.48%       12.61%       21.03%   26.11%
Lipper Growth & Income Fund Average                  7.95%       11.16%       11.51%   18.56%

AS OF MARCH 31, 1999
-------------------------------------------------------------------------     ------------------
J.P. Morgan Disciplined Equity Fund*                 3.78%       27.49%       19.41%   28.54%
S&P 500 Index**                                      4.98%       27.34%       18.46%   27.55%
Lipper Growth & Income Fund Average                  1.79%       19.95%        5.17%   17.72%

*THE J.P. MORGAN DISCIPLINED EQUITY FUND'S RETURNS INCLUDE HISTORICAL RETURNS OF THE J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND, WHICH HAD A LOWER
EXPENSE RATIO, FROM JANUARY 3, 1997 (THE INCEPTION DATE OF THE J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND), THROUGH DECEMBER 31, 1997 (THE INCEPTION DATE OF THE J.P. MORGAN DISCIPLINED EQUITY FUND). FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JANUARY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE. THE J.P. MORGAN DISCIPLINED EQUITY FUND'S TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON DECEMBER 31, 1997, IS 27.96%.

**S&P 500 INDEX IS AN UNMANAGED INDEX USED TO PORTRAY THE PATTERN OF COMMON STOCK MOVEMENT BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY HELD COMMON STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with TIMOTHY J. DEVLIN, vice president, a member of the portfolio management team for The Disciplined Equity Portfolio since its inception. Tim joined J.P. Morgan in 1996 after spending nine years at Mitchell Hutchins Asset Management, where he managed quantitatively driven equity portfolios for institutional and retail investors. Tim received his B.A. in economics from Union College. This interview was conducted on June 11, 1999, and reflects Tim's views on that date.

HOW HAS THE U.S. EQUITY MARKET PERFORMED OVER THE PAST YEAR?

TJD: Well, the S&P 500 Index was up about 21%, significantly ahead of the historical average return of about 10% annually. The difference in the market between the last 12 months and the past couple of years was the return of volatility. The market was shaken by a number of extraordinary events during the year, including Russia's debt default, the failure and subsequent bailout of high-profile hedge fund Long Term Capital, continued Asian economic weakness, the U.S. presidential impeachment process, and war in the Balkans. Amazingly, the market eventually shrugged off these disruptive events and, through a dramatic flight to quality after its summer swoon, continued to climb.

For much of the year, the market was led by the largest-cap companies and technology shares. The strong U.S. economy was a big reason for the success of the equity market during this period, as it buoyed corporate profits of domestically focused companies in industries like automaking, homebuilding, and retailing. In technology, the emergence of e-commerce and a rash of Internet-related IPOs generated some excitement. Of late, however, there has been a broadening of market leadership to companies across the market-capitalization spectrum. And signs of a bottoming in the global economy have helped companies in industries that would benefit from global growth, such as those in the energy and cyclical industrial sectors.

The Federal Reserve was active during the period, too. In the fall, the Fed eased rates in an attempt to settle world markets. In mid-May, the Fed, concerned about the continued strong pace of the domestic economy and the possibility of inflation, announced that its position on interest rates shifted to a tightening bias from a neutral one. As a result, the market has again come under some pressure recently.

HOW DID THE FUND PERFORM DURING THE PERIOD?

TJD: The fund performed very well in what has been a difficult environment for most managers to beat the market indexes. For the fiscal year ended May 31, the fund returned 22.86%, compared with the S&P 500's 21.03%.

When the market is led by a small number of stocks (in this case, the largest-cap stocks), it is more difficult for the average manager to beat the market simply because there are fewer winners to choose from. Our disciplined portfolio construction, combined with the insights of our team of research analysts, allows us to minimize non-stock-specific risk. In other words, the fund's sector weightings and style characteristics reflect those of the S&P 500, leaving stock selection -- an area where we believe we have valuable insights -- as the primary source of risk versus the index. So in the past 12 months, the stock selection of our analysts was excellent and the portfolio was constructed to emphasize that while reducing other, uncompensated risks.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

TJD: Stock selection was very positive across most of the sectors over the past 12 months. Two positions that stood out were an underweight (relative to the stock's weight in the S&P 500 Index) position in Walt Disney and an overweight position in Tyco International.

Our underweight position in Walt Disney helped the fund, as the stock dropped over 22% while its sector rose 27%. Disney's poor performance during the period can be attributed to the following: weakening home video sales, as second releases of their animated movies prove far less profitable than the original release; slowing merchandise sales, as non-Disney characters gain in popularity; poor results at the company's network operations; and a lack of hit movies since its last blockbuster, ARMAGEDDON.

Tyco, on the other hand, posted a 58% gain over the period, well ahead of the miscellaneous industrial sector return of slightly more than 13%. In recent years, Tyco has made a series of acquisitions that have had very positive impacts on earnings. The company has maintained this trend, most recently with its purchases of AMP and Raychem. Tyco's far-flung businesses now include fire-protection systems, electronic security services, flow-control valves, medical products, electronic components, and underwater telecommunications systems.

WHAT STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

TJD: With over 300 stocks in the portfolio, there are bound to be some that underperform. Two of our positions that hurt the portfolio's performance were not owning Charles Schwab and the overweighting of Service Corp.

The lofty premium that Schwab trades at as the number-one online brokerage company has prevented us from owning it. In the environment of the past year, when any company that did business via the Internet seemed to be blindly purchased, Schwab rose an astounding 378.1%! We believe that their triple-digit price-to-earnings ratio is unsustainable and that increasing competition will prevent Schwab from growing its earnings fast enough to justify its price.

Service Corp. plunged in January, as the company surprised everyone by announcing it would fall short of quarterly earnings estimates by 50%. The company cited both pre-need and at-need funeral results below plan, in addition to weak investment results in a strong market. The negative surprise resulted in a 60% drop in the stock's price. For the 12-month period, Service Corp. fell over 52% versus a 27% increase for the services sector as a whole.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

TJD: Our outlook is on the cautious side. The market has done so well for so long, and appears richly valued. There is some concern about what steps the Federal Reserve will take in its efforts to slow down the domestic economy; we think it's likely that the Fed will raise short-term rates at least once before the end of the year. Should the economy continue to plow ahead, we think the Fed would become more aggressive in its efforts.

But with the continued strength in the domestic economy, corporate profits should continue to be robust. And despite all the concerns about inflation, it still remains very low. Globally, there are strong indications that the economy has hit bottom and is on its way back up; this should have a positive affect on companies in industries with global exposures, like metals and chemicals.

We think we're in a transition period, as market leadership begins to filter down to companies across the market-capitalization spectrum. Such a process can often be a fragile one, and we wouldn't be surprised to see continued volatility as a result. We'll remain focused on the long term and seek to capitalize on any misvaluations we can find in the U.S. equity market.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Disciplined Equity Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities. It is designed for investors who want the potential to outperform the S&P 500 Index without assuming a level of risk substantially greater than that of the index.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
12/31/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/99
$120,592,429

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/99
$1,128,683,456

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
6/25/99, 8/20/99, 12/20/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring dividend or redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-    CONSUMER GOODS
     & SERVICES 21.2%

-    TECHNOLOGY 17.7%

-    FINANCE 15.6%

-    UTILITIES 11.3%

-    HEALTHCARE 10.9%

-    INDUSTRIAL PRODUCTS
     & SERVICES 10.4%

-    ENERGY 6.2%

-    BASIC INDUSTRIES 2.9%

-    SHORT-TERM AND
     OTHER INVESTMENTS 2.9%

-    TRANSPORTATION 0.9%


LARGEST EQUITY HOLDINGS                                 % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
INTERNATIONAL BUSINESS MACHINES CORP.                           2.9%
     (TECHNOLOGY)
MICROSOFT CORP. (TECHNOLOGY)                                    2.7%
INTEL CORP. (TECHNOLOGY)                                        2.5%
MCI WORLDCOM, INC. (UTILITIES)                                  2.4%
CISCO SYSTEMS, INC. (TECHNOLOGY)                                2.3%
BRISTOL-MYERS SQUIBB CO. (HEALTHCARE)                           2.2%
GENERAL ELECTRIC CO.                                            2.1%
     (INDUSTRIAL PRODUCTS & SERVICES)
CITIGROUP INC. (FINANCE)                                        2.0%
LUCENT TECHNOLOGIES INC. (TECHNOLOGY)                           1.7%
BANK OF AMERICA CORP. (FINANCE)                                 1.7%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Disciplined Equity Portfolio
  ("Portfolio"), at value                          $120,542,527
Receivable for Shares of Beneficial Interest Sold       271,579
Deferred Organization Expenses                            5,081
Receivable for Expense Reimbursements                     4,079
Prepaid Trustees' Fees                                        6
Prepaid Expenses and Other Assets                           165
                                                   ------------
    Total Assets                                    120,823,437
                                                   ------------
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              157,356
Shareholder Servicing Fee Payable                        25,784
Administrative Services Fee Payable                       2,662
Administration Fee Payable                                  108
Fund Services Fee Payable                                   107
Accrued Expenses                                         44,991
                                                   ------------
    Total Liabilities                                   231,008
                                                   ------------
NET ASSETS
Applicable to 6,618,271 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $120,592,429
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $18.22
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $109,012,396
Undistributed Net Investment Income                     265,064
Accumulated Net Realized Gain on Investment             663,094
Net Unrealized Appreciation of Investment            10,651,875
                                                   ------------
    Net Assets                                     $120,592,429
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $20,258)                                 $   829,098
Allocated Interest Income                                          84,623
Allocated Portfolio Expenses                                     (235,445)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                   678,276
FUND EXPENSES
Shareholder Servicing Fee                          $139,070
Transfer Agent Fees                                  27,688
Registration Fees                                    26,807
Administrative Services Fee                          14,823
Professional Fees                                    12,031
Printing Expenses                                     9,385
Amortization of Organization Expenses                 1,999
Fund Services Fee                                     1,234
Administration Fee                                      902
Trustees' Fees and Expenses                             373
Insurance Expense                                        72
Miscellaneous                                         6,169
                                                   --------
    Total Fund Expenses                             240,553
Less: Reimbursement of Expenses                     (58,761)
                                                   --------
NET FUND EXPENSES                                                 181,792
                                                              -----------
NET INVESTMENT INCOME                                             496,484
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                       674,473
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          10,305,886
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $11,476,843
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE PERIOD
                                                                     DECEMBER 31, 1997
                                                   FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH
                                                    MAY 31, 1999       MAY 31, 1998
                                                   --------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      496,484   $           21,411
Net Realized Gain on Investment Allocated from
  Portfolio                                               674,473               73,449
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                  10,305,886              345,989
                                                   --------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                       11,476,843              440,849
                                                   --------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (248,386)              (7,264)
Net Realized Gain                                        (128,313)                  --
                                                   --------------   -------------------
    Total Distributions to Shareholders                  (376,699)              (7,264)
                                                   --------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      108,061,646           17,984,065
Reinvestment of Dividends and Distributions               363,369                6,420
Cost of Shares of Beneficial Interest Redeemed        (16,969,659)            (387,141)
                                                   --------------   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                              91,455,356           17,603,344
                                                   --------------   -------------------
    Total Increase in Net Assets                      102,555,500           18,036,929
NET ASSETS
Beginning of Fiscal Year                               18,036,929                   --
                                                   --------------   -------------------
End of Fiscal Year (including undistributed net
  investment income of $265,064 and $14,147,
  respectively)                                    $  120,592,429   $       18,036,929
                                                   --------------   -------------------
                                                   --------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                      FOR THE PERIOD
                                                                     DECEMBER 31, 1997
                                                   FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH
                                                    MAY 31, 1999       MAY 31, 1998
                                                   --------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $       14.95    $            12.98
                                                   --------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.12                  0.03
Net Realized and Unrealized Gain on Investment              3.28                  1.96
                                                   --------------   -------------------
Total from Investment Operations                            3.40                  1.99
                                                   --------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.09)                (0.02)
Net Realized Gain                                          (0.04)                   --
                                                   --------------   -------------------
Total Distributions to Shareholders                        (0.13)                (0.02)
                                                   --------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $       18.22    $            14.95
                                                   --------------   -------------------
                                                   --------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                               22.86%                15.33%(a)
Net Assets, End of Period (in thousands)           $     120,592    $           18,037
Ratios to Average Net Assets
  Net Expenses                                              0.75%                 0.75%(b)
  Net Investment Income                                     0.89%                 1.00%(b)
  Expenses without Reimbursement                            0.86%                 3.28%(b)

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Disciplined Equity Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on December 31, 1997.

The fund invests all of its investable assets in The Disciplined Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (11% at May 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $7,898 which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding tax at various rates.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this statement was to increase undistributed net income by $2,819 and increase accumulated net realized

J.P. MORGAN DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      gain on investment by $43,485 and decrease paid in capital by $46,304. The adjustment is attributable to tax allocation of deferral of wash sales. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust, and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted to $902.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1999, the fee for these services amounted to $14,823.

      In addition, J.P. Morgan and Co. Incorporated ("J.P. Morgan") has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.75% of the average daily net assets of the fund. This reimbursement arrangement can be changed or terminated at any time after February 28, 2000, at the option of J.P.Morgan. For the fiscal year ended May 31, 1999, J.P. Morgan has agreed to reimburse the fund $58,761 for expenses that exceeded this limit.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended May 31, 1999, the fee for these services amounted to $139,070.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreement") whereby Schwab makes the fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services

J.P. MORGAN DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,234 for the fiscal year ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                       FOR THE PERIOD
                                                                     DECEMBER 31, 1997
                                                   FOR THE FISCAL     (COMMENCEMENT OF
                                                     YEAR ENDED     (OPERATIONS) THROUGH
                                                    MAY 31, 1999        MAY 31, 1998
                                                   --------------   --------------------
Shares sold......................................      6,403,080              1,232,470
Reinvestment of dividends and distributions......         22,322                    431
Shares redeemed..................................     (1,014,007)               (26,025)
                                                   --------------   --------------------
Net Increase.....................................      5,411,395              1,206,876
                                                   --------------   --------------------
                                                   --------------   --------------------

From time to time, the fund may have a concentration of several shareholders which may include affiliates of J.P. Morgan holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and the portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Disciplined Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Disciplined Equity Fund (one of the series constituting part of J.P. Morgan Funds (hereafter referred to as the "fund") at May 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 1997 (commencement of operations) through May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

The Disciplined Equity Portfolio
Annual Report May 31, 1999
(The following pages should be read in conjunction with the J.P. Morgan Disciplined Equity Fund
Annual Financial Statements)

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
COMMON STOCKS (97.1%)
BASIC INDUSTRIES (2.9%)
CHEMICALS (1.7%)
Dow Chemical Co..................................        77,700   $     9,440,550
Georgia Gulf Corp................................           100             1,494
IMC Global, Inc..................................        43,700           914,969
Lyondell Chemical Co.............................        33,600           640,500
PPG Industries, Inc..............................        46,400         2,815,900
Rohm & Haas Co...................................        65,800         2,640,225
Solutia, Inc.....................................        41,800           937,887
Union Carbide Corp...............................        42,800         2,196,175
                                                                  ---------------
                                                                       19,587,700
                                                                  ---------------

FOREST PRODUCTS & PAPER (0.6%)
Bowater, Inc.....................................         8,000           412,000
Fort James Corp..................................        46,000         1,684,750
International Paper Co...........................        66,800         3,340,000
Mead Corp........................................         4,400           164,450
Temple-Inland, Inc...............................         9,600           643,200
                                                                  ---------------
                                                                        6,244,400
                                                                  ---------------
METALS & MINING (0.6%)
Alcan Aluminum Ltd...............................        92,300         2,584,400
Alcoa, Inc.......................................         1,600            88,000
Allegheny Teledyne, Inc..........................        72,900         1,489,894
Freeport - McMoran Copper & Gold, Inc., Class
  B..............................................        68,500           967,562
Freeport-McMoran Copper & Gold, Inc., Class A....        11,200           147,000
Nucor Corp.......................................           500            24,969
Reynolds Metals Co...............................        25,000         1,329,687
                                                                  ---------------
                                                                        6,631,512
                                                                  ---------------
  TOTAL BASIC INDUSTRIES.........................                      32,463,612
                                                                  ---------------

CONSUMER GOODS & SERVICES (21.2%)
APPARELS & TEXTILES (0.1%)
Fruit of the Loom, Inc., Class A+................         9,200            94,875
Jones Apparel Group, Inc.+.......................        33,300         1,023,975
                                                                  ---------------
                                                                        1,118,850
                                                                  ---------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

AUTOMOTIVE (1.7%)
Cooper Tire & Rubber Co..........................        12,600   $       299,250
Dana Corp........................................        52,000         2,684,500
Delphi Automotive Systems Corp...................       162,147         3,182,144
Ford Motor Co....................................        71,200         4,062,850
General Motors Corp..............................        30,400         2,097,600
Genuine Parts Co.................................        48,100         1,620,369
Goodyear Tire and Rubber Co......................        49,100         2,930,656
Lear Corp.+......................................        35,700         1,755,994
                                                                  ---------------
                                                                       18,633,363
                                                                  ---------------

BROADCASTING & PUBLISHING (2.6%)
AT+ T Corp. - Liberty Media Group+...............        19,136         1,271,348
Comcast Corp., Class A...........................       103,100         3,975,794
Gannett Co., Inc.................................        73,900         5,339,275
Knight - Ridder, Inc.............................        35,100         1,849,331
MediaOne Group, Inc.+............................       137,900        10,187,362
New York Times Co., Class A......................        85,900         2,931,337
Times Mirror Co. New.............................        35,000         2,062,812
Washington Post Co., Class B.....................         3,700         2,059,050
                                                                  ---------------
                                                                       29,676,309
                                                                  ---------------

ENTERTAINMENT, LEISURE & MEDIA (1.9%)
America Online, Inc.+............................        89,600        10,696,000
Circus Circus Enterprises, Inc.+.................         4,400            92,950
International Game Technology....................        49,100           865,387
Seagram Company Ltd.(i)..........................       191,700         9,956,419
                                                                  ---------------
                                                                       21,610,756
                                                                  ---------------

FOOD, BEVERAGES & TOBACCO (5.9%)
Bestfoods........................................        45,000         2,250,000
Campbell Soup Co.(s).............................        14,300           630,987
Coca-Cola Co.....................................       355,900        24,312,419
H.J. Heinz Co....................................        53,200         2,570,225
Hershey Foods Corp...............................        20,100         1,090,425
Pepsi Bottling Group, Inc.(s)....................        22,400           519,400
PepsiCo, Inc.(s).................................       234,700         8,405,194
Philip Morris Companies, Inc.(s).................       397,900        15,344,019
Ralston-Ralston Purina Group.....................        66,000         1,798,500

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
FOOD, BEVERAGES & TOBACCO (CONTINUED)
Sara Lee Corp....................................       131,200   $     3,148,800
Unilever NV (ADR)+(s)............................        96,339         6,292,141
                                                                  ---------------
                                                                       66,362,110
                                                                  ---------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.2%)
Furniture Brands International, Inc.+............         5,000           121,250
Leggett & Platt, Inc.............................        64,900         1,711,737
Whirlpool Corp...................................         7,900           509,550
                                                                  ---------------
                                                                        2,342,537
                                                                  ---------------

HOUSEHOLD PRODUCTS (1.8%)
Kimberly-Clark Corp..............................        88,400         5,187,975
Procter & Gamble Co.(s)..........................       159,300        14,874,637
                                                                  ---------------
                                                                       20,062,612
                                                                  ---------------

RESTAURANTS & HOTELS (0.6%)
Extended Stay America, Inc.+.....................         3,800            40,375
Hilton Hotels Corp...............................       127,000         1,746,250
Mirage Resorts, Inc.+............................       115,600         2,369,800
Starwood Hotels & Resorts Worldwide, Inc.........        84,300         2,760,825
                                                                  ---------------
                                                                        6,917,250
                                                                  ---------------
RETAIL (6.4%)
Abercrombie & Fitch Co., Class A+................         5,300           445,862
Albertson's, Inc.................................        15,900           850,650
American Stores Co...............................        80,100         2,643,300
AutoZone, Inc.+..................................        55,600         1,608,925
Circuit City Stores-Circuit City Group...........        35,400         2,542,162
CompUSA, Inc.+...................................        13,400           108,037
Corporate Express, Inc.+.........................         8,700            56,958
Costco Companies, Inc.+..........................        19,000         1,378,094
Dayton Hudson Corp...............................        50,200         3,162,600
Dillard's, Inc., Class A.........................        27,900           979,987
Federated Department Stores, Inc.+...............        64,300         3,504,350
Footstar, Inc.+..................................           100             3,881
Gap, Inc.........................................        24,530         1,534,658
General Nutrition Companies, Inc.+...............        10,600           175,562
Hannaford Brothers Co............................        26,400         1,372,800
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
RETAIL (CONTINUED)
Home Depot, Inc..................................       107,000   $     6,085,625
J.C. Penney, Inc.................................        69,100         3,571,606
Kmart Corp.+.....................................       144,900         2,227,837
Kroger Co.+......................................        25,800         1,510,912
Lowe's Companies, Inc............................        14,105           732,578
Mattel, Inc......................................       148,900         3,936,544
May Department Stores Co.........................        67,100         2,906,269
Nine West Group, Inc.+...........................         1,000            27,750
Nordstrom, Inc...................................        19,600           697,025
Reebok International Ltd. (ADR)+.................         6,900           137,137
Safeway, Inc.+...................................        68,800         3,199,200
Sears, Roebuck & Co..............................        97,100         4,642,594
Tiffany & Co.....................................        10,800           895,050
TJX Companies, Inc...............................       107,300         3,219,000
Toys 'R' Us, Inc.+...............................        68,200         1,572,862
Wal-Mart Stores, Inc.(s).........................       398,600        16,990,325
Walgreen Co......................................           700            16,275
                                                                  ---------------
                                                                       72,736,415
                                                                  ---------------
  TOTAL CONSUMER GOODS & SERVICES................                     239,460,202
                                                                  ---------------

ENERGY (6.2%)
GAS EXPLORATION (0.1%)
Columbia Energy Group............................        24,500         1,310,750
                                                                  ---------------

OIL-PRODUCTION (5.9%)
Chevron Corp.....................................        44,900         4,161,669
Conoco, Inc......................................        22,100           599,462
Exxon Corp.(s)...................................       234,900        18,762,637
Mobil Corp.......................................       153,200        15,511,500
Occidental Petroleum Corp........................        38,900           821,762
Phillips Petroleum Co............................        32,800         1,719,950
Royal Dutch Petroleum Co. (ADR)(s)...............       306,700        17,347,719
Texaco, Inc......................................        74,900         4,905,950
Tosco Corp.......................................        60,800         1,554,200
Ultramar Diamond Shamrock Corp...................        10,100           222,200
Unocal Corp......................................         7,600           302,100
Valero Energy Corp...............................        24,500           491,531
                                                                  ---------------
                                                                       66,400,680
                                                                  ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
OIL-SERVICES (0.2%)
Cooper Cameron Corp.+............................         6,500   $       235,219
Diamond Offshore Drilling, Inc...................        10,600           288,850
ENSCO International, Inc.........................        21,600           383,400
Global Marine, Inc.+.............................        23,500           330,469
Input/Output, Inc.+..............................         1,000             8,500
R&B Falcon Corp.+................................        45,100           417,175
Smith International, Inc.+.......................         5,900           255,175
                                                                  ---------------
                                                                        1,918,788
                                                                  ---------------
  TOTAL ENERGY...................................                      69,630,218
                                                                  ---------------
FINANCE (15.6%)
BANKING (9.1%)
Associated Banc - Corp...........................        19,100           660,144
Astoria Financial Corp...........................        22,100           996,572
Bancwest Corp....................................         7,500           285,000
Bank of America Corp.............................       292,500        18,921,094
Bank One Corp....................................        29,700         1,679,906
BankBoston Corp..................................       116,700         5,528,662
Charter One Financial, Inc.......................        29,600           839,900
Citigroup, Inc.(s)...............................       331,900        21,988,375
Colonial BancGroup, Inc..........................         3,600            46,350
Compass Bancshares, Inc..........................        18,900           559,322
Dime Bancorp, Inc................................        42,800           872,050
First American Corp..............................        19,700           804,006
First Union Corp.................................       167,900         7,733,894
Firstmerit Corp..................................        14,600           398,306
Golden West Financial Corp.......................        10,100           958,237
GreenPoint Financial Corp........................        19,500           672,750
Hibernia Corp., Class A..........................        23,800           339,150
KeyCorp..........................................        82,000         2,849,500
M & T Bank Corp..................................         1,200           632,400
Marshall + Ilsley Corp...........................         8,800           615,725
Mellon Bank Corp.................................        22,500           802,969
Mercantile Bancorporation, Inc...................         5,000           292,187
Mercantile Bankshares Corp.......................        10,300           370,156
North Fork Bancorporation, Inc...................        21,800           464,612
Pacific Century Financial Corp...................        10,700           214,000
Peoples Heritage Financial Group, Inc............        13,800           258,319
PNC Bank Corp....................................        48,900         2,799,525
Provident Financial Group, Inc...................        14,600           625,062
Regions Financial Corp...........................        34,100         1,292,603
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
BANKING (CONTINUED)
Republic New York Corp...........................        13,900   $       944,331
Southtrust Corp..................................        26,600         1,036,569
Sovereign Bancorp, Inc...........................        28,600           378,056
Summit Bancorp...................................        30,100         1,232,219
Suntrust Bank, Inc...............................        52,700         3,557,250
TCF Financial Corp...............................        31,300           868,575
U.S. Bancorp.....................................       122,100         3,968,250
Union Planters Corp..............................        25,500         1,053,469
Washington Federal, Inc..........................         1,900            42,750
Washington Mutual, Inc...........................       106,200         4,055,512
Wells Fargo Co.(s)...............................       270,400        10,816,000
Wilmington Trust Corp............................         4,400           258,775
                                                                  ---------------
                                                                      102,712,532
                                                                  ---------------

FINANCIAL SERVICES (2.9%)
American Express Co..............................        50,120         6,073,917
Associates First Capital Corp., Class A..........       117,500         4,817,500
Bear Stearns Companies, Inc......................        16,900           749,937
CIT Group, Inc., Class A.........................        14,100           408,900
Federal Home Loan Mortgage Corp..................         4,200           244,912
Federal National Mortgage Association............         8,000           544,000
Finova Group, Inc................................        11,300           540,281
Franklin Resources, Inc..........................        45,200         1,966,200
Goldman Sachs Group, Inc.+.......................        32,500         2,207,969
Household International, Inc.....................        70,900         3,075,287
Lehman Brothers Holdings, Inc....................        19,200         1,048,800
Merrill Lynch & Company, Inc.....................        16,500         1,386,000
Morgan Stanley Dean Witter & Co..................        85,700         8,270,050
Ocwen Financial Corp.+...........................         2,300            19,981
Paine Webber Group Inc...........................        21,000           987,000
Waddell & Reed Financial, Inc., Class A..........         1,100            26,950
                                                                  ---------------
                                                                       32,367,684
                                                                  ---------------

INSURANCE (3.6%)
Allstate Corp....................................       218,600         7,965,237
Ambac Financial Group, Inc.......................        26,100         1,521,956
American International Group, Inc................        28,900         3,303,631
Aon Corp.........................................        68,300         2,936,900

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
INSURANCE (CONTINUED)
Chubb Corp.......................................        43,000   $     3,012,687
CIGNA Corp.......................................        47,800         4,457,350
Equitable Companies, Inc.........................        22,900         1,607,294
Financial Security Assurance Holdings Ltd........         3,100           175,925
Fremont General Corp.............................         7,200           152,550
Marsh & McLennan Companies, Inc..................        69,700         5,070,675
MBIA, Inc........................................        30,200         2,063,037
Mercury General Corp.............................        15,100           544,544
Ohio Casualty Corp...............................         1,300            49,441
Provident Companies, Inc.........................        16,000           625,000
St. Paul Companies, Inc..........................        61,000         2,169,312
Torchmark Corp...................................        35,300         1,178,137
Travelers Property Casualty Corp., Class A.......        17,000           671,500
UNUM Corp........................................        51,200         2,755,200
                                                                  ---------------
                                                                       40,260,376
                                                                  ---------------
  TOTAL FINANCE..................................                     175,340,592
                                                                  ---------------
HEALTHCARE (10.9%)
BIOTECHNOLOGY (1.2%)
Amgen, Inc.+.....................................       107,700         6,815,391
Chiron Corp.+....................................        48,200         1,016,719
Genzyme Corp.+...................................        46,200         1,872,544
MedImmune, Inc.+.................................        37,600         2,389,950
PE Corp.- PE Biosystems Group....................        10,800         1,206,225
PE-Corp.-Celera Genomics+........................         3,600            61,200
                                                                  ---------------
                                                                       13,362,029
                                                                  ---------------
HEALTH SERVICES (1.4%)
Aetna, Inc.......................................        32,000         2,906,000
Columbia / HCA Healthcare Corp.(s)...............       136,700         3,220,994
HCR Manor Care, Inc.+............................        40,200         1,075,350
Health Management Associates, Inc., Class A+.....        56,400           733,200
Healthsouth Corp.+...............................        95,300         1,274,637
Humana, Inc.+....................................        42,400           532,650
Lifepoint Hospitals, Inc.+.......................            94               946
Pacificare Health Systems+.......................         3,800           328,106
Tenet Healthcare Corp.+..........................        93,300         2,285,850
Triad Hospitals, Inc+............................         1,894            19,236
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
HEALTH SERVICES (CONTINUED)
United Healthcare Corp...........................        36,700   $     2,137,775
Wellpoint Health Networks, Inc.+.................        15,700         1,294,269
                                                                  ---------------
                                                                       15,809,013
                                                                  ---------------

MEDICAL SUPPLIES (0.1%)
Medtronic, Inc...................................        19,700         1,398,700
                                                                  ---------------

PHARMACEUTICALS (8.2%)
ALZA Corp.+......................................        97,500         3,479,531
American Home Products Corp......................       296,600        17,091,575
Bristol-Myers Squibb Co..........................       359,600        24,677,550
Eli Lilly & Co...................................       131,000         9,358,312
Forest Laboratories, Inc.+.......................        57,100         2,719,388
Johnson & Johnson................................        16,300         1,509,788
Merck & Co., Inc.................................        81,800         5,521,500
Monsanto Co......................................       243,200        10,092,800
Pfizer, Inc......................................        30,000         3,210,000
Warner-Lambert Co................................       228,600        14,173,200
Watson Pharmaceuticals, Inc.+....................        31,600         1,210,675
                                                                  ---------------
                                                                       93,044,319
                                                                  ---------------
  TOTAL HEALTHCARE...............................                     123,614,061
                                                                  ---------------

INDUSTRIAL PRODUCTS & SERVICES (10.4%)
AEROSPACE (0.9%)
Boeing Co........................................        67,900         2,868,775
Lockheed Martin Corp.............................        80,800         3,267,350
Raytheon Co., Class A............................        57,000         3,786,938
                                                                  ---------------
                                                                        9,923,063
                                                                  ---------------

BUILDING MATERIALS (0.2%)
Owens Corning....................................        16,200           637,875
Sherwin-Williams Co..............................        47,100         1,451,269
USG Corp.........................................         7,600           430,350
                                                                  ---------------
                                                                        2,519,494
                                                                  ---------------

CAPITAL GOODS (0.2%)
Eaton Corp.......................................        16,800         1,464,750
Modine Manufacturing Co..........................        10,000           324,063
PACCAR, Inc......................................        11,400           644,100
                                                                  ---------------
                                                                        2,432,913
                                                                  ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
COMMERCIAL SERVICES (1.3%)
Cendant Corp.+...................................       415,600   $     7,662,625
Equifax, Inc.....................................        66,800         2,404,800
R.R. Donnelley & Sons Co.........................        65,000         2,356,250
Service Corp. International......................       130,700         2,507,806
                                                                  ---------------
                                                                       14,931,481
                                                                  ---------------

DIVERSIFIED MANUFACTURING (6.0%)
AlliedSignal, Inc................................       150,700         8,750,019
Coltec Industries, Inc.+.........................        28,000           560,000
Cooper Industries, Inc...........................        38,300         1,898,244
Deere & Co.......................................        71,700         2,729,081
Eastman Kodak Co.................................        94,400         6,383,800
General Electric Co.(s)..........................       227,000        23,083,063
Harris Corp......................................        43,100         1,629,719
Hubbell, Inc.....................................        11,300           473,188
ITT Industries, Inc..............................        28,600         1,079,650
Johnson Controls, Inc............................        13,400           845,038
National Service Industries Inc..................         4,600           169,338
Parker Hannifin Corp.............................           300            13,106
Sensormatic Electronics Corp.+...................         1,800            24,075
Tenneco, Inc.....................................        48,800         1,137,650
Tyco International Ltd...........................       190,700        16,662,413
Xerox Corp.......................................        36,400         2,045,225
                                                                  ---------------
                                                                       67,483,609
                                                                  ---------------

ELECTRICAL EQUIPMENT (0.7%)
Emerson Electric Co..............................        91,300         5,831,788
W.W. Grainger, Inc...............................        28,600         1,517,588
                                                                  ---------------
                                                                        7,349,376
                                                                  ---------------

PACKAGING & CONTAINERS (0.1%)
Smurfit-Stone Container Corp.+...................        70,800         1,526,625
                                                                  ---------------
POLLUTION CONTROL (1.0%)
Browning-Ferris Industries, Inc..................        21,900           908,850
Waste Management, Inc............................       205,400        10,860,525
                                                                  ---------------
                                                                       11,769,375
                                                                  ---------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

TEXTILES (0.0%)
Unifi, Inc.......................................         6,500   $       107,250
                                                                  ---------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                     118,043,186
                                                                  ---------------

TECHNOLOGY (17.7%)
COMPUTER PERIPHERALS (1.0%)
EMC Corp.+(s)....................................        89,400         8,906,475
Quantum Corp.+...................................        34,800           689,475
Seagate Technology, Inc.+........................        37,800         1,141,088
                                                                  ---------------
                                                                       10,737,038
                                                                  ---------------

COMPUTER SOFTWARE (3.2%)
Adobe Systems, Inc...............................         1,800           133,369
Electronic Arts+.................................        10,500           513,188
Microsoft Corp.+(s)..............................       372,900        30,100,022
Oracle Corp.+....................................       210,200         5,209,019
Symantec Corp.+..................................         3,200            78,300
                                                                  ---------------
                                                                       36,033,898
                                                                  ---------------

COMPUTER SYSTEMS (4.6%)
Apple Computer, Inc.+............................        32,900         1,448,628
Dell Computer Corp...............................       201,100         6,919,097
Gateway, Inc.+...................................        22,600         1,374,363
International Business Machines Corp.............       285,200        33,172,325
Sun Microsystems, Inc.+..........................       153,300         9,154,884
                                                                  ---------------
                                                                       52,069,297
                                                                  ---------------

ELECTRONICS (2.5%)
3Com Corp.+......................................        52,100         1,424,609
Cisco Systems, Inc.+.............................       238,700        26,010,841
Symbol Technologies, Inc.........................        16,600           830,000
                                                                  ---------------
                                                                       28,265,450
                                                                  ---------------

INFORMATION PROCESSING (0.6%)
Automatic Data Processing, Inc...................        89,000         3,665,688
First Data Corp..................................        62,800         2,822,075
                                                                  ---------------
                                                                        6,487,763
                                                                  ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
SEMICONDUCTORS (4.1%)
Applied Materials, Inc.+.........................        57,200   $     3,147,788
Intel Corp.(s)...................................       510,800        27,678,975
Motorola, Inc....................................        84,700         7,014,219
National Semiconductor Corp.+....................        21,300           412,688
Texas Instruments, Inc.(s).......................        61,900         6,770,313
Xilinx, Inc.+....................................        22,000           976,938
                                                                  ---------------
                                                                       46,000,921
                                                                  ---------------

TELECOMMUNICATIONS-EQUIPMENT (1.7%)
Lucent Technologies, Inc.........................       343,600        19,542,250
                                                                  ---------------
  TOTAL TECHNOLOGY...............................                     199,136,617
                                                                  ---------------

TRANSPORTATION (0.9%)
AIRLINES (0.2%)
AMR Corp.+.......................................        26,600         1,730,663
COMAIR Holdings, Inc.............................         4,200            79,669
Southwest Airlines Co............................        19,000           609,188
                                                                  ---------------
                                                                        2,419,520
                                                                  ---------------

RAILROADS (0.7%)
Burlington Northern Railroad Co..................        68,600         2,126,600
CSX Corp.........................................        31,700         1,487,919
Norfolk Southern Corp............................        53,500         1,752,125
Union Pacific Corp...............................        48,100         2,744,706
Wisconsin Central Transportation Corp.+..........         1,800            35,663
                                                                  ---------------
                                                                        8,147,013
                                                                  ---------------

TRUCK & FREIGHT CARRIERS (0.0%)
CNF Transportation, Inc..........................         6,600           273,900
Consolidated Freightways Corp.+..................           100             1,331
Ryder System, Inc................................         8,300           199,200
                                                                  ---------------
                                                                          474,431
                                                                  ---------------
  TOTAL TRANSPORTATION...........................                      11,040,964
                                                                  ---------------
UTILITIES (11.3%)
ELECTRIC (2.5%)
Allegheny Energy, Inc............................        30,100         1,049,738
Ameren Corp......................................        26,800         1,097,125
Central & South West Corp........................       120,000         3,090,000
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
ELECTRIC (CONTINUED)
Cinergy Corp.....................................        37,900   $     1,293,338
CMS Energy Corp..................................        24,000         1,116,000
Constellation Energy Group.......................        31,300           976,169
Dominion Resources, Inc..........................        46,100         1,990,944
Edison International.............................        73,600         2,024,000
Entergy Corp.....................................        59,600         1,933,275
New England Electric System......................           100             5,006
Nisource, Inc....................................           100             2,803
Northeast Utilities+.............................        26,900           474,113
Northern States Power Co.........................        41,200         1,073,775
PG&E Corp........................................        91,400         3,084,750
Pinnacle West Capital Corp.......................        19,900           833,313
PP&L Resources, Inc..............................        47,200         1,416,000
Southern Co......................................        41,400         1,174,725
TECO Energy, Inc.................................        31,500           730,406
Texas Utilities Co...............................        67,400         3,033,000
USEC, Inc........................................        48,000           528,000
Wisconsin Energy Corp............................        27,600           765,900
                                                                  ---------------
                                                                       27,692,380
                                                                  ---------------

NATURAL GAS (0.2%)
Consolidated Natural Gas Company.................        20,300         1,206,581
El Paso Energy Corp..............................        28,900         1,042,206
K N Energy, Inc..................................         6,600           141,488
                                                                  ---------------
                                                                        2,390,275
                                                                  ---------------

TELEPHONE (8.6%)
Ameritech Corp...................................       135,800         8,937,338
AT & T Corp......................................       166,100         9,218,550
Bell Atlantic Corp...............................       263,300        14,415,675
Frontier Corp....................................         5,600           294,700
GTE Corp.........................................       166,100        10,474,681
Level 3 Communications, Inc.+....................        61,100         4,794,441
MCI WorldCom, Inc.+..............................       315,700        27,258,722
SBC Communications, Inc..........................       332,300        16,988,838
US WEST, Inc.....................................        85,600         4,627,750
                                                                  ---------------
                                                                       97,010,695
                                                                  ---------------
  TOTAL UTILITIES................................                     127,093,350
                                                                  ---------------
  TOTAL COMMON STOCKS (COST $962,677,250)........                   1,095,822,802
                                                                  ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  ------------   ---------------
FIXED INCOME SECURITIES (0.2%)
U.S. TREASURY OBLIGATIONS (0.2%)
U.S. TREASURY NOTES (0.2%)
6.000% due 06/30/99(s)...........................  $  1,125,000   $     1,126,226
5.875% due 11/15/99(s)...........................     1,000,000         1,004,060
                                                                  ---------------
  TOTAL U.S. TREASURY OBLIGATIONS................                       2,130,286
                                                                  ---------------
  TOTAL FIXED INCOME SECURITIES (COST
   $2,141,599)...................................                       2,130,286
                                                                  ---------------

                                                      PRINCIPAL
              SECURITY DESCRIPTION                     AMOUNT             VALUE
-------------------------------------------------  ---------------   ---------------
SHORT-TERM INVESTMENTS (2.7%)
REPURCHASE AGREEMENT (2.7%)
State Street Repurchase Agreement dated 05/28/99,
  due 06/01/99, 4.00% , proceeds $30,732,653
  (collateralized by US Treasury note, 7.875%,
  due 02/15/21, valued at $31,333,911) (Cost
  $30,719,000)...................................  $    30,719,000   $    30,719,000
                                                                     ---------------
TOTAL INVESTMENTS (COST $995,537,849) (100.0%)....................
                                                                       1,128,672,088
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)......................
                                                                              11,368
                                                                     ---------------
NET ASSETS (100.0%)...............................................   $ 1,128,683,456
                                                                     ---------------
                                                                     ---------------

------------------------------
Note:The cost of investments for federal income tax purposes at May 31, 1999 was $996,555,422; the aggregate gross unrealized appreciation and depreciation was $156,869,931 and $24,753,265 respectively, resulting in net unrealized appreciation of $132,116,666.

+ Non-income producing security.

(i) Foreign Security

(s)Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. Total market value of securities segregated is $43,690,208.

ADR - American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $995,537,849 )          $1,128,672,088
Cash                                                           91
Receivable for Investments Sold                        10,337,211
Dividends Receivable                                    2,194,881
Variation Margin Receivable                               266,523
Foreign Tax Reclaim Receivable                            111,030
Interest Receivable                                        44,709
Deferred Organization Expenses                              4,486
Prepaid Trustees' Fees                                        691
Prepaid Expenses and Other Assets                           2,118
                                                   --------------
    Total Assets                                    1,141,633,828
                                                   --------------
LIABILITIES
Payable for Investments Purchased                      12,504,071
Advisory Fee Payable                                      339,112
Custody Fee Payable                                        47,519
Administrative Services Fee Payable                        25,011
Fund Services Fee Payable                                   1,020
Administration Fee Payable                                    252
Accrued Expenses                                           33,387
                                                   --------------
    Total Liabilities                                  12,950,372
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,128,683,456
                                                   --------------
                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $195,640 )                                                  $  9,542,720
Interest Income                                                     1,008,059
                                                                 ------------
    Investment Income                                              10,550,779
EXPENSES
Advisory Fee                                       $ 2,310,525
Custodian Fees and Expenses                            216,265
Administrative Services Fee                            176,331
Professional Fees and Expenses                          46,597
Fund Services Fee                                       14,804
Administration Fee                                       9,294
Printing Expenses                                        9,062
Trustees' Fees and Expenses                              4,486
Amortization of Organization Expenses                    1,733
Insurance Expense                                        1,111
                                                   -----------
    Total Expenses                                                  2,790,208
                                                                 ------------
NET INVESTMENT INCOME                                               7,760,571
NET REALIZED GAIN ON INVESTMENTS
Investment Transactions                             32,127,905
Futures Contracts                                    2,734,387
                                                   -----------
    Total Realized Gain                                            34,862,292
NET CHANGE IN UNREALIZED
  APPRECIATION/(DEPRECIATION) OF INVESTMENTS
Investments                                         98,007,871
Futures Contracts                                     (793,976)
                                                   -----------
    Net Change in Unrealized Appreciation                          97,213,895
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $$139,836,758
                                                                 ------------
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1999     MAY 31, 1998
                                                   --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    7,760,571   $    2,279,909
Net Realized Gain on Investments and Futures           34,862,292       14,779,999
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and Futures
  Contracts                                            97,213,895       29,521,206
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                      139,836,758       46,581,114
                                                   --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         796,144,084      235,373,755
Withdrawals                                          (121,433,323)     (44,366,828)
                                                   --------------   --------------
    Net Increase from Investors' Transactions         674,710,761      191,006,927
                                                   --------------   --------------
    Total Increase in Net Assets                      814,547,519      237,588,041
NET ASSETS
Beginning of Fiscal Year                              314,135,937       76,547,896
                                                   --------------   --------------
End of Fiscal Year                                 $1,128,683,456   $  314,135,937
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                             FOR THE PERIOD
                                                                                            DECEMBER 30, 1996
                                                        FOR THE             FOR THE         (COMMENCEMENT OF
                                                   FISCAL YEAR ENDED   FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                     MAY 31, 1999        MAY 31, 1998         MAY 31, 1997
                                                   -----------------   -----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                                 0.42%               0.45%                 0.45%(a)
  Net Investment Income                                        1.18%               1.27%                 1.54%(a)
  Expenses without Reimbursement                               0.42%               0.51%                 0.78%
Portfolio Turnover                                            50.64%              60.59%                20.47%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Disciplined Equity Portfolio (the "portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio commenced operations on December 30, 1996. The portfolio's investment objective is to provide a high total return from a broadly diversified portfolio of equity securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   d) The portfolio incurred organization expenses in the amount of $9,049 which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.35% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan and Co. Incorporated ("J.P. Morgan"), and the terms of the agreement will remain the same. For the fiscal year ended May 31, 1999, such fees amounted to $2,310,525.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted to $9,294.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1999, the fee for these services amounted to $176,331.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.45% of the average daily net assets of the portfolio through August 31, 1999. This arrangement can be changed or terminated at any time at the option of J.P.Morgan. For the fiscal year ended May 31, 1999, J.P. Morgan did not reimburse expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $14,804 for the fiscal year ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,100.

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 1999, were as follows:

    COST OF           PROCEEDS
   PURCHASES         FROM SALES
-----------------   ------------
$981,959,368.....   $322,918,515

Futures Transactions as of May 31, 1999 are summarized as follows:

                                                                                       CURRENT
                                                                    NET UNREALIZED   MARKET VALUE
                                                   CONTRACTS LONG    DEPRECIATION    OF CONTRACTS
                                                   --------------   --------------   ------------
S & P 500, expiring June 1999....................             95      $(707,558)      $30,808,505
                                                   --------------   --------------   ------------
                                                   --------------   --------------   ------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in the report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Disciplined Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Disciplined Equity Portfolio (the "portfolio") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period December 30, 1996 (commencement of operations) through May 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES



FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.
IMO487-M


J.P. MORGAN
DISCIPLINED EQUITY
FUND



ANNUAL REPORT
MAY 31, 1999